Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jeffrey W. Jones, hereby certify that to my knowledge, the annual report on Form 10-K/A for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of BioLase Technology, Inc.

Dated: September 16, 2003	/s/ JEFFREY W. JONES
Jeffrey W. Jones Chief Executive Officer